UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-10467

Causeway Capital Management Trust

(Exact name of registrant as specified in charter)

11111 Santa Monica Boulevard, 15th Floor

Los Angeles, CA 90025

(Address of principal executive offices) (Zip code)

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-866-947-7000

Date of fiscal year end: September 30, 2014

Date of reporting period: March 31, 2014

Item 1.	Reports to Stockholders.

LETTER TO SHAREHOLDERS

For the six months ended March 31, 2014, Causeway Emerging Markets Fund’s (the “Fund’s”) Institutional Class returned 1.38% and Investor Class returned 1.22%, compared to 1.49% for the MSCI Emerging Markets Index (Gross) (“EM Index”). Since the Fund’s inception on March 30, 2007, the Fund’s average annual total returns are 4.75% for the Institutional Class and 4.63% for the Investor Class, compared to 3.77% for the EM Index.

Performance Review

Despite a late-first quarter 2014 rebound, emerging equity markets underperformed developed markets over the six month period through March 31, 2014. Signs of slowing growth in China, political turbulence, and the looming impact of tapering on global liquidity afflicted the asset class. Over the period, emerging Asia was the top-performing region, despite weak performance from China, which comprises nearly one-fifth of the EM Index. India and Indonesia each posted double-digit returns. Eastern Europe declined over the period, as conflicts in Russia and Turkey, the largest markets in the region, pressured stock prices. The information technology sector posted the strongest returns for the period, with the software, semiconductors and equipment segments all appreciating in value. The energy sector experienced the most pronounced decline in market value.

We use a combination of stock-specific factors and country, currency, and sector analysis to rank the stocks in our investable universe. Over the period, investors preferred stocks demonstrating increasing earnings growth and positive price momentum. Value stocks were out of favor: stocks with inexpensive valuations underperformed more richly valued securities. Countries and currencies with attractive aggregate valuation, earnings growth and technical characteristics underperformed, but sectors with attractive characteristics fared better. Countries with beneficial macroeconomic profiles, including low or falling real interest rates, current account surpluses, and growing industrial production outperformed.

The Fund slightly underperformed the EM Index during the period. Stock selection in Latin America detracted from the Fund’s relative performance versus the EM Index, largely due to holdings in Brazil and Mexico. The Fund’s relative performance benefitted from strong stock selection in emerging Asia, the Middle East and eastern Europe. In Asia, the Fund’s holdings in India, in combination with an overweight position (weight in excess of the EM Index weight) in the Indian market, was the top contributor to relative performance. Stocks in the consumer discretionary and industrials sectors detracted, driven by weak stock selection in the automobiles & components and capital goods industry groups. Stock selection in the financials and health care sectors contributed to relative performance, particularly holdings in the diversified financials and pharmaceuticals & biotechnology industry groups.

The top relative detractor from performance relative to the EM Index was an underweight position in internet services provider, Tencent Holdings (China). Additional significant detractors were overweight positions in gas giant, Gazprom OAO ADR (Russia), financial services firm, Banco do Brasil SA (Brazil), conglomerate, Hanwha Corp. (South Korea), and automaker KIA Motors Corp. (South Korea). The top

2	Causeway Emerging Markets Fund

relative contributor was an overweight to sharia-compliant bank, Dubai Islamic Bank (United Arab Emirates). Additional significant contributors included overweight positions in drug maker Sihuan Pharmaceutical Holdings Group Ltd. (China), electrical power financer, Power Finance Corp. Ltd. (India), electric utility, Tenaga Nasional Bhd. (Malaysia), and game developer, Shanda Games (China).

Significant Portfolio Changes

The Fund’s active exposure to several sectors and countries changed during the period as a result of our quantitative security selection process. We increased active weightings (i.e., compared to EM Index weightings) to the information technology and utilities sectors, and reduced active weightings to the telecommunication services and industrials sectors. Notable changes in the Fund’s active country weightings occurred in emerging Asia. Although active exposure to the region did not change greatly, the active country weights shifted. The Fund moved from an underweight in Taiwan to an overweight, and increased its overweight to India. The Fund reduced exposures in South Korea and China to underweight positions. The Fund’s underweight position in Latin America grew more pronounced, as did overweight positions in investable markets in Europe, the Middle East, and Africa.

Significant net purchases over the period included semiconductor company, Mediatek (Taiwan), household goods retailer, Steinhoff International (South Africa), chemical company, PTT Global Chemical (Thailand), conglomerate, Hanwha Corporation (South Korea), and tobacco & ginseng products manufacturer, KT&G Corp (South Korea). China-listed companies comprised four of the largest sales during the period: telecommunications firm, China Mobile, automobile manufacturer, Great Wall Motor Company, power plant builder & operator, Huaneng Power Intl, and online game developer, Giant Interactive Group. Another significant sale was telecommunications firm, KT Corp (South Korea).

Investment Outlook

In general, investor pessimism on emerging markets provides us attractive buying opportunities. Following the underperformance of emerging markets equities, they trade at more appealing valuations. The forward price-to-earnings ratio of emerging markets is close to a 30% discount to developed markets — the largest valuation gap since late-2005. The devaluation of several emerging country currencies should accelerate developed market demand for their exports. Furthermore, the withdrawal of easy capital has led to more cautious management at the company level, which should ultimately benefit future profit margins.

Current sentiment for emerging markets may be improving. The Chinese government has affirmed its commitment to sustaining a robust economic growth rate, and key elections taking place this year in India, Indonesia, Brazil, and Turkey could remove an overhang of political uncertainty and lead to economic reforms that would brighten growth prospects. Many emerging markets continue to benefit from a benign global interest rate environment. Flows out of emerging market currencies, which had prompted policy makers in India, Turkey and South Africa to raise interest rates to prop up their currencies, may be reversing.

Causeway Emerging Markets Fund	3

We continue to have conviction in the long-term growth potential of developing economies. Our earnings growth factors, which we apply in combination with valuation and technical factors to every stock in our investable universe, should identify holdings that are boosting profits, even as aggregate near-term growth rates adjust downward. Our investment process allows us to identify buying opportunities amid market turbulence by taking advantage of valuation dispersion within countries and sectors. We are identifying higher dispersion among valuation characteristics today than at beginning of the fiscal year in October 2013. A large difference between inexpensive and expensive stocks implies that the opportunity for value investing has increased, and provides additional investment candidates for the Fund. We continue to seek to capture multiple sources of alpha (return in excess of the EM Index) across the full breadth of the emerging markets landscape.

Additional Portfolio Manager

Effective January 1, 2014, we promoted Joseph Gubler to the position of quantitative portfolio manager for the Fund and the investment adviser’s quantitative strategies. Mr. Gubler is a director of the investment adviser and is responsible for enhancing Causeway’s proprietary risk and alpha models. Mr. Gubler joined the firm in April 2005. From 2002 to April 2005, Mr. Gubler worked as Director of Engineering for the college recruiting division of Monster.com. From 1999 to 2002, Mr. Gubler developed database-enabled web applications for a wide range of clients. While studying astrophysics at UC San Diego, Mr. Gubler worked as a Graduate Research Assistant in the Jet Propulsion Laboratory’s stellar interferometry group. Mr. Gubler has a BS, cum laude, in Physics from UC Irvine, an MS in Physics from UC San Diego, and an MBA, with honors, from the Anderson Graduate School of Management at UCLA. Mr. Gubler is a CFA charterholder.

We thank you for your continued confidence in Causeway Emerging Markets Fund, and look forward to serving you in the future.

April 30, 2014

Arjun Jayaraman	MacDuff Kuhnert	Joseph Gubler
Portfolio Manager	Portfolio Manager	Portfolio Manager

The above commentary expresses the portfolio managers’ views as of the date shown and should not be relied upon by the reader as research or investment advice. These views are subject to change. There is no guarantee that any forecasts made will come to pass.

4	Causeway Emerging Markets Fund

Investing involves risk including loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Diversification does not prevent all investment losses.

The average annual total returns of Causeway Emerging Markets Fund Institutional Class as of 3/31/14 are -2.23% (1 year), 18.92% (5 years), and 4.75% (since inception on 3/30/07). The average annual total returns of Causeway Emerging Markets Fund Investor Class as of 3/31/14 are -2.52% (1 year), 18.72% (5 years), and 4.63% (since inception on 3/30/07). The performance data represents past performance and is not an indication of future results. Investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-866-947-7000 or visit www.causewayfunds.com. Investment performance reflects fee waivers in effect. In the absence of such fee waivers, total return would be reduced. Total returns assume reinvestment of dividends and capital gains distributions at net asset value when paid. Investor Class shares pay a shareholder service fee of up to 0.25% per annum of average daily net assets. Institutional Class shares pay no shareholder service fee. The Fund imposes a 2% redemption fee on the value of shares redeemed less than 60 days after purchase. If your account incurred a redemption fee, your performance will be lower than the performance shown here. For more information, please see the prospectus.

The MSCI EM Index (Gross) (the “Index”) is a free float-adjusted market capitalization index, designed to measure equity market performance of emerging markets, consisting of 21 emerging country indices. The Index is gross of withholding taxes, assumes reinvestment of dividends and capital gains, and does not reflect the payment of transaction costs, fees and expenses associated with an investment in the Fund. It is not possible to invest directly in an index. There are special risks in foreign investing (please see Note 5 in the Notes to Financial Statements).

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations, and is not liable whatsoever for any data in this report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

Causeway Emerging Markets Fund	5

SCHEDULE OF INVESTMENTS (000)*

March 31, 2014 (Unaudited)

Causeway Emerging Markets Fund	Number of Shares	Value

COMMON STOCK
Brazil — 4.9%
Banco do Brasil SA	993,500	$9,935
Even Construtora e Incorporadora SA	468,200	1,552
JBS SA	1,614,000	5,506
Light SA	538,200	4,421
M Dias Branco SA	38,700	1,551
Petroleo Brasileiro SA, Class A ADR	459,600	6,375
Tractebel Energia SA	128,500	2,010

		31,350

China — 16.8%
Bank of China Ltd., Class H	30,503,000	13,552
China Communications Construction Co. Ltd., Class H	8,568,000	5,992
China Construction Bank Corp., Class H	10,179,000	7,145
China Lumena New Materials Corp.[2,4]	10,760,000	1,387
China Petroleum & Chemical Corp., Class H	17,084,000	15,281
China Railway Construction Corp. Ltd., Class H	3,021,500	2,562
China Railway Group Ltd., Class H	4,441,000	2,075
China Yuchai International Ltd.	70,100	1,485
Datang International Power Generation Co. Ltd., Class H	3,796,000	1,386
Dongfeng Motor Group Co. Ltd., Class H	6,274,000	8,899
FerroChina Ltd.[1,2,3]	258,000	—
Guangzhou R&F Properties Co. Ltd., Class H	3,301,600	4,780
Industrial & Commercial Bank of China, Class H	19,296,000	11,895
PetroChina Co. Ltd., Class H	2,326,000	2,527
Shenzhen Investment Ltd.	3,572,000	1,157
Shimao Property Holdings Ltd.	1,679,500	3,697
Sihuan Pharmaceutical Holdings Group Ltd.	7,674,000	9,271
Skyworth Digital Holdings Ltd.	7,438,000	4,096
Tencent Holdings Ltd.	99,200	6,924
WuXi PharmaTech Cayman Inc. ADR[1]	89,000	3,281

		107,392

The accompanying notes are an integral part of the financial statements.

6	Causeway Emerging Markets Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2014 (Unaudited)

Causeway Emerging Markets Fund	Number of Shares	Value

India — 10.9%
Cairn India Ltd.	1,667,768	$9,313
Cipla Ltd.	229,981	1,474
Dr Reddy’s Laboratories Ltd.	160,325	6,923
HCL Technologies Ltd.	345,859	8,059
Indiabulls Housing Finance Ltd.	458,931	1,831
Karnataka Bank Ltd.	976,879	1,922
Lupin Ltd.	194,166	3,034
Oil & Natural Gas Corp. Ltd.	510,881	2,733
Power Finance Corp. Ltd.	3,406,222	11,035
Rural Electrification Corp. Ltd.	1,323,622	5,102
Sesa Sterlite Ltd.	766,433	2,421
Sun Pharmaceutical Industries Ltd.	492,057	4,744
Tata Motors Ltd.	1,432,126	9,677
UPL Ltd.	508,198	1,574

		69,842

Indonesia — 0.7%
Bank Rakyat Indonesia Persero	1,575,300	1,339
Indofood Sukses Makmur Tbk PT	2,097,600	1,357
Kalbe Farma	11,918,000	1,546

		4,242

Kazakhstan — 0.1%
KazMunaiGas Exploration Production JSC GDR	46,956	657

Malaysia — 2.2%
Tenaga Nasional Bhd	3,463,200	12,683
UMW Holdings Bhd	422,900	1,424

		14,107

Mexico — 1.4%
Alfa SAB de CV, Class A	919,100	2,323
Fomento Economico Mexicano SAB de CV ADR	12,400	1,156
Grupo Financiero Santander Mexico SAB de CV, Class B	1,047,500	2,568

The accompanying notes are an integral part of the financial statements.

Causeway Emerging Markets Fund	7

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2014 (Unaudited)

Causeway Emerging Markets Fund	Number of Shares	Value

Mexico — (continued)
Kimberly-Clark de Mexico SAB de CV, Class A	990,100	$2,643

		8,690

Philippines — 0.2%
Megaworld Corp.	17,311,000	1,623

Poland — 4.4%
PGE SA	1,538,665	9,613
Polski Koncern Naftowy Orlen SA	138,298	1,978
Powszechny Zaklad Ubezpieczen SA	89,983	12,786
Tauron Polska Energia SA	2,265,327	3,928

		28,305

Qatar — 1.1%
Barwa Real Estate Co.	355,257	3,559
Commercial Bank of Qatar QSC	94,675	1,665
Industries Qatar QSC	35,046	1,797

		7,021

Russia — 4.6%
Gazprom OAO ADR	2,115,518	16,320
LUKOIL OAO ADR	178,675	9,937
MegaFon OAO GDR	67,933	1,915
Tatneft ADR	35,040	1,203

		29,375

South Africa — 10.7%
Aspen Pharmacare Holdings Ltd.	288,075	7,688
Aveng Ltd.[1]	137,354	295
Barloworld Ltd.	365,645	3,829
FirstRand Ltd.	3,442,948	11,805
Imperial Holdings Ltd.	75,098	1,343
Liberty Holdings Ltd.	147,608	1,741
MMI Holdings Ltd.	696,038	1,628

The accompanying notes are an integral part of the financial statements.

8	Causeway Emerging Markets Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2014 (Unaudited)

Causeway Emerging Markets Fund	Number of Shares	Value

South Africa — (continued)
Redefine Properties Ltd.[5]	2,147,851	$1,948
Sanlam Ltd.	503,417	2,750
Sasol Ltd.	282,590	15,804
Sibanye Gold Ltd.	1,736,000	3,691
Steinhoff International Holdings Ltd.	1,529,850	7,399
Vodacom Group Ltd.	690,849	8,526

		68,447

South Korea — 13.3%
CJ Corp.	16,938	2,170
CJ E&M Corp.[1]	44,743	1,884
Daesang Corp.	59,010	2,269
Hana Financial Group Inc.	45,266	1,659
Hanwha Corp.	169,260	5,115
Hyosung Corp.	22,309	1,614
Hyundai Marine & Fire Insurance Co. Ltd.	67,850	1,960
Kia Motors Corp.	115,909	6,477
Korea Gas Corp.[1]	34,636	2,031
KT Corp.	150,240	4,182
KT&G Corp.	64,955	4,892
Partron Co. Ltd.	84,744	1,057
Samsung Electronics Co. Ltd.	22,803	28,827
SK Holdings Co. Ltd.	11,172	2,029
SK Hynix Inc.[1]	253,930	8,616
SK Telecom Co. Ltd. ADR	301,800	6,812
Woori Finance Holdings Co. Ltd.[1]	320,130	3,654

		85,248

Taiwan — 15.4%
Asustek Computer Inc.	766,300	7,593
Chicony Electronics Co. Ltd.	603,655	1,568
Chong Hong Construction Co.	757,000	2,301
Compal Electronics Inc.	9,315,316	6,610

The accompanying notes are an integral part of the financial statements.

Causeway Emerging Markets Fund	9

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2014 (Unaudited)

Causeway Emerging Markets Fund	Number of Shares	Value

Taiwan — (continued)
Coretronic Corp.[1]	3,742,000	$4,480
HON HAI Precision Industry Co. Ltd.	5,527,300	15,696
Inventec Corp.	5,241,000	5,173
Lite-On Technology Corp.	2,008,511	3,003
MediaTek Inc.	524,000	7,756
Merida Industry Co. Ltd.	395,150	2,628
Pegatron Corp.	2,861,000	4,268
Phison Electronics Corp.	263,000	1,696
Pou Chen Corp.	4,545,000	6,432
Powertech Technology Inc.	1,489,000	2,256
President Chain Store Corp.	329,000	2,321
Taiwan Cement Corp.	2,825,000	4,369
Taiwan Semiconductor Manufacturing Co. Ltd.	820,500	16,426
Uni-President Enterprises Corp.	658,020	1,146
Wistron Corp.	3,511,727	2,894

		98,616

Thailand — 3.6%
Bangchak Petroleum	2,980,900	2,879
Bangkok Dusit Medical Services	494,500	2,032
PTT	619,600	5,711
PTT Global Chemical	2,376,200	5,298
Sansiri	42,400,700	2,484
Thai Airways International[1]	3,196,500	1,382
Thanachart Capital	2,865,900	3,187

		22,973

Turkey — 1.9%
Ford Otomotiv Sanayi AS1	163,262	1,665
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class D1	2,112,465	1,274
Tupras Turkiye Petrol Rafinerileri AS	80,409	1,701
Turk Hava Yollari	1,446,343	4,454

The accompanying notes are an integral part of the financial statements.

10	Causeway Emerging Markets Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2014 (Unaudited)

Causeway Emerging Markets Fund	Number of Shares	Value

Turkey — (continued)
Turk Traktor ve Ziraat Makineleri AS	107,810	$2,771

		11,865

United Arab Emirates — 1.8%
Dubai Islamic Bank PJSC	5,525,138	9,257
Emaar Properties PJSC	828,364	2,250

		11,507

Total Common Stock
(Cost $578,540) — 94.0%		601,260

PREFERENCE STOCK
Brazil — 2.5%
Cia Energetica de Minas Gerais	429,010	2,900
Cia Energetica de Sao Paulo, Class Preference	316,100	3,697
Cia Paranaense de Energia	110,100	1,446
Vale SA, Class B ADR	625,300	7,785

		15,828

Russia — 1.2%
Sberbank of Russia	2,166,274	4,161
Surgutneftegas OAO	5,259,032	3,819

		7,980

South Korea — 0.3%
LG Chemical Ltd.	14,749	2,060

Total Preference Stock
(Cost $28,343) — 4.0%		25,868

The accompanying notes are an integral part of the financial statements.

Causeway Emerging Markets Fund	11

SCHEDULE OF INVESTMENTS (000)* (concluded)

March 31, 2014 (Unaudited)

Causeway Emerging Markets Fund	Number of Shares	Value

SHORT-TERM INVESTMENT
Dreyfus Cash Management, Institutional Class, 0.040% **	10,565,992	$10,566

Total Short-Term Investment
(Cost $10,566) — 1.7%		10,566

Total Investments — 99.7%
(Cost $617,449)		637,694

Other Assets in Excess of Liabilities — 0.3%		1,783

Net Assets — 100.0%		$639,477

*	Except for share data.
**	The rate reported is the 7-day effective yield as of March 31, 2014.
1	Non-income producing security.
2	Security considered illiquid. The total market value of such securities as of March 31, 2014 was $1,387,000 and represented 0.2% of net assets.
3	Security is fair valued at zero due to company’s insolvency.
4	Security is fair valued due to trading halt.
5	Real Estate Investment Trust
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
Amounts	designated as “—” are $0 or are rounded to $0.

The accompanying notes are an integral part of the financial statements.

12	Causeway Emerging Markets Fund

SECTOR DIVERSIFICATION

As of March 31, 2014, the sector diversification was as follows (Unaudited):

Causeway Emerging Markets Fund	Common Stock	Preference Stock	% of Net Assets

Financials	22.2%	0.6%	22.8%

Information Technology	20.8	0.0	20.8

Energy	14.4	0.6	15.0

Consumer Discretionary	8.4	0.0	8.4

Utilities	5.6	1.3	6.9

Health Care	6.3	0.0	6.3

Materials	4.2	1.5	5.7

Industrials	5.2	0.0	5.2

Consumer Staples	3.6	0.0	3.6

Telecommunication Services	3.3	0.0	3.3

Total	94.0	4.0	98.0
Short-Term Investment			1.7

Other Assets in Excess of Liabilities			0.3

Net Assets			100.0%

The accompanying notes are an integral part of the financial statements.

Causeway Emerging Markets Fund	13

STATEMENT OF ASSETS AND LIABILITIES (000)*

(Unaudited)

CAUSEWAY EMERGING MARKETS FUND

3/31/14
ASSETS:
Investments at Value (Cost $617,449)	$637,694
Receivable for Investment Securities Sold	60,655
Receivable for Fund Shares Sold	3,519
Receivable for Dividends	1,222
Foreign Currency (Cost $480)	480
Prepaid Expenses	28

Total Assets	703,598

LIABILITIES:
Payable for Investment Securities Purchased	61,410
Payable for Fund Shares Redeemed	992
Accrued Foreign Capital Gains Tax on Appreciated Securities	969
Payable Due to Adviser	502
Payable Due to Administrator	18
Unrealized Depreciation on Foreign Spot Currency Contracts	9
Payable for Trustees’ Fees	8
Payable for Shareholder Services Fees — Investor Class	3
Other Accrued Expenses	210

Total Liabilities	64,121

Net Assets	$639,477

NET ASSETS:
Paid-in Capital (unlimited authorization — no par value)	$633,587
Undistributed Net Investment Income	787
Accumulated Net Realized Loss on Investments and Foreign Currency Transactions	(14,165)
Net Unrealized Appreciation on Investments	20,245
Accrued Foreign Capital Gains Tax on Appreciated Securities	(969)
Net Unrealized Depreciation on Foreign Currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(8)

Net Assets	$639,477

Net Asset Value Per Share (based on net assets of $582,080,330 ÷ 49,764,308 shares) — Institutional Class	$11.70

Net Asset Value Per Share (based on net assets of $57,396,587 ÷ 4,872,101 shares) — Investor Class	$11.78

*	Except for Net Asset Value data.

The accompanying notes are an integral part of the financial statements.

14	Causeway Emerging Markets Fund

STATEMENT OF OPERATIONS (000)

(Unaudited)

CAUSEWAY EMERGING MARKETS FUND

10/01/13 to 3/31/14
INVESTMENT INCOME:
Dividend Income (net of foreign taxes withheld of $313)	$4,527

Total Investment Income	4,527

EXPENSES:
Investment Advisory Fees	2,305
Custodian Fees	127
Administration Fees	90
Shareholder Service Fees — Investor Class	58
Transfer Agent Fees	39
Professional Fees	31
Registration Fees	26
Printing Fees	15
Trustees’ Fees	12
Pricing Fees	9
Other Fees	8

Total Expenses	2,720

Net Investment Income	1,807

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net Realized Loss from Security Transactions	(661)
Net Realized Loss from Foreign Currency Transactions	(687)
Net Change in Unrealized Appreciation on Investments	9,323
Net Change in Accrued Foreign Capital Gains Tax on Appreciated Securities	(857)
Net Change in Unrealized Depreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	(9)

Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions	7,109

Net Increase in Net Assets Resulting from Operations	$8,916

The accompanying notes are an integral part of the financial statements.

Causeway Emerging Markets Fund	15

STATEMENT OF CHANGES IN NET ASSETS (000)

	CAUSEWAY EMERGING MARKETS FUND

	10/01/13 to 3/31/14 (Unaudited)	10/01/12 to 9/30/13 (Audited)
OPERATIONS:
Net Investment Income	$1,807	$3,662
Net Realized Gain (Loss) from Security Transactions	(661)	1,113
Net Realized Loss from Foreign Currency Transactions	(687)	(123)
Net Change in Unrealized Appreciation on Investments	9,323	3,328
Net Change in Accrued Foreign Capital Gains Tax on Appreciated Securities	(857)	341
Net Change in Unrealized Depreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	(9)	(7)

Net Increase in Net Assets Resulting From Operations	8,916	8,314

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from Net Investment Income:
Institutional Class	(3,949)	(2,778)
Investor Class	(312)	(755)

Total Dividends from Net Investment Income	(4,261)	(3,533)

Net Increase in Net Assets Derived from Capital Share Transactions(1)	383,147	109,458
Redemption Fees(2)	15	13

Total Increase in Net Assets	387,817	114,252

NET ASSETS:
Beginning of Period	251,660	137,408

End of Period	$639,477	$251,660

Undistributed Net Investment Income	$787	$3,241

(1)	See Note 7 in the Notes to Financial Statements.
(2)	See Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

16	Causeway Emerging Markets Fund

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FINANCIAL HIGHLIGHTS

For the six months ended March 31, 2014 (Unaudited) and the years ended September 30,

For a Share Outstanding Throughout the Years or Period

	Net Asset Value, Beginning of Period ($)	Net Investment Income ($)	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Dividends from Net Investment Income ($)	Distributions from Capital Gains ($)	Total Dividends and Distributions ($)	Redemption Fees ($)
CAUSEWAY EMERGING MARKETS FUND†
Institutional
2014(1)	11.65	0.05	0.11	0.16	(0.11)	—	(0.11)	—
2013	11.19	0.24	0.50	0.74	(0.28)	—	(0.28)	—
2012	9.39	0.28	1.62	1.90	(0.10)	—	(0.10)	—
2011	11.07	0.26	(1.68)	(1.42)	(0.26)	—	(0.26)	—
2010	9.15	0.16	2.05	2.21	(0.29)	—	(0.29)	—
2009	7.96	0.16	1.18	1.34	(0.15)	—	(0.15)	—
Investor
2014(1)	11.72	0.03	0.11	0.14	(0.08)	—	(0.08)	—
2013	11.26	0.20	0.51	0.71	(0.25)	—	(0.25)	—
2012	9.45	0.26	1.63	1.89	(0.08)	—	(0.08)	—
2011	11.14	0.30	(1.75)	(1.45)	(0.25)	—	(0.25)	0.01
2010	9.21	0.18	2.03	2.21	(0.28)	—	(0.28)	—
2009	7.97	0.17	1.19	1.36	(0.12)	—	(0.12)	—

†	Per share amounts calculated using average shares method.
(1)	All ratios for periods less than one year are annualized. Total returns and portfolio turnover rate are for the period indicated and have not been annualized.

Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

18	Causeway Emerging Markets Fund

Net Asset Value, End of Period ($)	Total Return (%)	Net Assets, End of Period ($000)	Ratio of Expenses to Average Net Assets (%)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimburse- ments) (%)	Ratio of Net Investment Income to Average Net Assets (%)	Portfolio Turnover Rate (%)

11.70	1.38	582,080	1.16	1.16	0.81	63
11.65	6.54	211,572	1.30	1.30	2.09	95
11.19	20.36	102,810	1.35	1.43	2.61	74
9.39	(13.33)	53,748	1.35	1.59	2.25	95
11.07	24.49	21,600	1.35	1.96	1.75	83
9.15	18.25	29,754	1.35	1.88	2.46	92

11.78	1.22	57,397	1.41	1.41	0.55	63
11.72	6.28	40,088	1.55	1.55	1.69	95
11.26	20.10	34,598	1.55	1.63	2.46	74
9.45	(13.41)	27,027	1.55	1.78	2.52	95
11.14	25.49	8,750	1.46	2.11	1.96	83
9.21	18.15	4,038	1.45	1.98	2.61	92

The accompanying notes are an integral part of the financial statements.

Causeway Emerging Markets Fund	19

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.	Organization

Causeway Emerging Markets Fund (the “Fund”) is a series of Causeway Capital Management Trust (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is a Delaware statutory trust that was established on August 10, 2001. The Fund began operations on March 30, 2007. The Fund is authorized to offer two classes of shares, the Institutional Class and the Investor Class. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of the Fund. The Fund is diversified. The Fund’s prospectus provides a description of the Fund’s investment objectives, policies and strategies. The Trust has four additional series, the financial statements of which are presented separately.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund.

Use of Estimates in the Preparation of Financial Statements – The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – Except as described below, securities listed on a securities exchange (except the NASDAQ Stock Market (“NASDAQ”)) or Over-the-Counter (“OTC”) for which market quotations are available) are valued at the last reported sale price as of the close of regular trading on each business day, or, if there is no such reported sale, at the last reported bid price for long positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Securities listed on multiple exchanges or OTC markets are valued on the exchange or OTC market considered by the Fund to be the primary market. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent pricing agent, the Fund seeks to obtain a bid price from at least one independent broker. Investments in the Dreyfus Cash Management money market fund are valued daily at the net asset value per share.

Securities for which market prices are not “readily available” are valued in accordance with fair value pricing procedures approved by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value pricing procedures are implemented through a fair value committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value pricing procedures include: the security’s trading has been halted or suspended; the security has been delisted from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When the Committee values a security in accordance with the fair value pricing procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

The Fund uses a third party vendor to fair value certain non-U.S. securities if there is a movement in the U.S. market that exceeds thresholds established by the

20	Causeway Emerging Markets Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

Committee. The vendor provides fair values for foreign securities based on factors and methodologies involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).The guidance establishes three levels of fair value hierarchy as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 — Quoted prices in markets which are not active, or prices based on inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 which fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

The table below sets forth information about the level within the fair value hierarchy at which the Fund’s investments are measured at March 31, 2014:

Investments in Securities	Level 1 (000)	Level 2† (000)	Level 3‡ (000)	Total (000)
Common Stock
Brazil	$31,350	$—	$—	$31,350
China	4,766	101,239	1,387	107,392
India	—	69,842	—	69,842
Indonesia	—	4,242	—	4,242
Kazakhstan	657	—	—	657
Malaysia	—	14,107	—	14,107
Mexico	8,690	—	—	8,690
Philippines	—	1,623	—	1,623
Poland	—	28,305	—	28,305
Qatar	—	7,021	—	7,021
Russia	—	29,375	—	29,375
South Africa	—	68,447	—	68,447
South Korea	6,812	78,436	—	85,248
Taiwan	16,426	82,190	—	98,616
Thailand	—	22,973	—	22,973
Turkey	—	11,865	—	11,865
United Arab Emirates	—	11,507	—	11,507

Total Common Stock	$68,701	$531,172	$1,387	$601,260

Preference Stock
Brazil	$15,828	$—	$—	$15,828
Russia	—	7,980	—	7,980
South Korea	—	2,060	—	2,060

Total Preference Stock	$15,828	$10,040	$—	$25,868

Total Short-Term Investment	$10,566	$—	$—	$10,566

Total Investments in Securities	$95,095	$541,212	$1,387	$637,694

†	Represents securities trading outside the United States, the values of which were adjusted as a result of significant market movements following the close of local trading, and/or in Thailand and Russia due to “Foreign Line” securities using “Local Line” prices.
‡	A reconciliation of Level 3 investments and disclosures of significant unobservable inputs are presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

Causeway Emerging Markets Fund	21

NOTES TO FINANCIAL STATEMENTS

(continued)

Please refer to the Schedule of Investments for additional information regarding the composition of the amounts listed above.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the reporting period. Changes in the classification between Levels 1 and 2 occur primarily when foreign equity securities are automatically fair valued using other observable market–based inputs in place of closing exchange prices due to events occurring after foreign market closures. Other than the foregoing, there were no transfers between Level 1 and Level 2 during the six months ended March 31, 2014.

For the six months ended March 31, 2014 the transfers into Level 3 were due to a security being halted. Transfers between levels are recognized at period end.

For the six months ended March 31, 2014, there were no significant changes to the Fund’s fair value methodologies.

Federal Income Taxes – It is the Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more likely- than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six months ended March 31, 2014, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any significant interest or penalties.

Security Transactions and Related Income – Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

Foreign Currency Translation – The books and records of the Fund are maintained in U.S. dollars on the following basis:

(1) the market value or fair value of investment securities, assets and liabilities is converted at the current rate of exchange; and

(2) purchases and sales of investment securities, income and expenses are converted at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

22	Causeway Emerging Markets Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

Foreign Currency Exchange Contracts – When the Fund purchases or sells foreign securities, it may enter into foreign currency exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transaction. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms.

Expense/Classes – Expenses that are directly related to one Fund of the Trust are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Fund and the other series of the Trust on the basis of relative daily net assets. Class specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective classes on the basis of relative daily net assets.

Dividends and Distributions – Dividends from net investment income, if any, are declared and paid on an annual basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

Redemption Fee – The Fund imposes a redemption fee of 2% on the value of capital shares redeemed by shareholders less than 60 days after purchase. The redemption fee also applies to exchanges from the Fund. The redemption fee is paid to the Fund. The redemption fee does not apply to shares purchased through reinvested distributions or shares redeemed through designated systematic withdrawal plans. The redemption fee does not normally apply to accounts designated as omnibus accounts with the transfer agent. These are arrangements through financial intermediaries where the purchase and sale orders of a number of persons are aggregated before being communicated to the Fund. However, the Fund may seek agreements with these intermediaries to impose the Fund’s redemption fee or a different redemption fee on their customers if feasible, or to impose other appropriate restrictions on excessive short-term trading. The officers of the Fund may waive the redemption fee for shareholders in asset allocation and similar investment programs reasonably believed not to be engaged in short-term market timing, including for holders of shares purchased by Causeway Capital Management LLC (the “Adviser”) for its clients to rebalance their portfolios. The Fund’s redemption fee also does not apply to shares redeemed by Causeway International Opportunities Fund, which is an affiliated fund-of-funds that invests in the Fund. For the six months ended March 31, 2014, the Institutional Class and Investor Class retained $10,734 and $4,097 in redemption fees, respectively.

3.	Investment Advisory, Administration, Shareholder Service and Distribution Agreements

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser is entitled to a monthly fee equal to an annual rate of 1.00% of the Fund’s average daily net assets. The Adviser contractually agreed through January 31, 2015 to waive its fee and, to the extent necessary, reimburse the Fund to keep total annual fund operating expenses (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 1.35% of Institutional Class and Investor Class average daily net assets. No waivers or reimbursements were required for the six months ended March 31, 2014. Under the expense limit agreement, the Investment Adviser may not assert any right to reimbursement of any amounts waived or reimbursed if such reimbursement would result in the Fund exceeding the expense limits set forth.

Causeway Emerging Markets Fund	23

NOTES TO FINANCIAL STATEMENTS

(continued)

The Trust and SEI Investments Global Funds Services (the “Administrator”) have entered into an Administration Agreement. Under the terms of the Administration Agreement, the Administrator is entitled to an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Trust as follows: 0.06% up to $1 billion; 0.05% of the assets exceeding $1 billion up to $2 billion; 0.04% of the assets exceeding $2 billion up to $3 billion; 0.03% of the assets exceeding $3 billion up to $4 billion; and 0.02% of the assets exceeding $4 billion. The Fund is subject to a minimum annual fee of $30,000. If the Fund has three or more share classes, it is subject to an additional minimum fee of $20,000 per additional share class (over two).

The Trust has adopted a Shareholder Service Plan and Agreement for Investor Class shares that allows the Trust to pay broker-dealers and other financial intermediaries a fee of up to 0.25% per annum of average daily net assets for services provided to Investor Class shareholders. For the six months ended March 31, 2014, the Investor Class paid 0.25% annualized of average daily net assets under this plan.

The Trust and SEI Investments Distribution Co. (the “Distributor”) have entered into a Distribution Agreement. The Distributor receives no fees from the Fund for its distribution services under this agreement.

The officers of the Trust are also officers or employees of the Administrator or Adviser. They receive no fees for serving as officers of the Trust.

4.	Investment Transactions

The cost of security purchases and the proceeds from the sale of securities, other than short-term investments,

during the six months ended March 31, 2014, for the Fund were as follows:

Purchases (000)	Sales (000)
$658,026	$285,708

5.	Risks of Foreign Investing

Because the Fund invests most of its assets in foreign securities, the Fund is subject to further risks. For example, the value of the Fund’s securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investment. Furthermore, because the Fund invests in securities denominated in foreign currencies, the Fund’s securities may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for emerging markets investments.

6.	Federal Tax Information

The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that dividends from net investment income and distributions from net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

24	Causeway Emerging Markets Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

The Fund may be subject to taxes imposed by countries in which it invests in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Fund accrues such taxes when the related income is earned. Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the Fund on the sale of securities in certain countries are subject to non-U.S. taxes. The Fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For the six months ended March 31, 2014, non-U.S. taxes paid on realized gains were $0 and non-U.S. taxes accrued on unrealized gains were $969,062.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions made during the year may differ from the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.

The tax character of dividends and distributions declared during the fiscal years ended September 30, 2013 and September 30, 2012 were as follows (000):

	Ordinary Income	Total
2013	$3,533	$3,533
2012	1,099	1,099

As of September 30, 2013, the components of distributable earnings on a tax basis were as follows (000):

Undistributed Ordinary Income	$3,241
Capital Loss Carryforwards	(9,109)
Unrealized Appreciation	9,692
Post October Losses	(2,603)
Other Temporary Differences	14

Total Distributable Earnings	$1,235

Post-October Capital and Currency Losses represent losses realized on securities and currency transactions from November 1, 2012 through September 30, 2013 that, in accordance with Federal income tax regulations, the Fund may elect to defer and treat as having arisen in the following fiscal year.

For Federal income tax purposes, capital losses incurred in taxable years beginning before December 22, 2010 may be carried forward for a maximum period of eight years and applied against future net realized gains. The following summarizes the capital loss carryforwards as of September 30, 2013 (000):

Expiring in Fiscal Year	Amount
2017	$1,421
2018	7,068

Total Capital Loss Carryforwards	$8,489

For the year ended September 30, 2013, the Fund did not use capital loss carryforwards.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years are required to be used prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, preenactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment

Causeway Emerging Markets Fund	25

NOTES TO FINANCIAL STATEMENTS

(concluded)

capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward under the new provisions are as follows:

	Short-Term Loss (000)	Long-Term Loss (000)	Total (000)
Causeway Emerging Markets Fund	$620	$—	$620

At March 31, 2014, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investment securities for the Fund were as follows (000):

Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Appreciation
$617,449	$41,909	$(21,664)	$20,245

7.	Capital Shares Issued and Redeemed (000)

	Six Months Ended March 31, 2014 (Unaudited)		Year Ended September 30, 2013 (Audited)
	Shares	Value	Shares	Value
Institutional Class
Shares Sold	34,240	$396,399	10,535	$122,888
Shares Issued in Reinvestment of Dividends and Distributions	323	3,738	219	2,605
Shares Redeemed	(2,964)	(33,334)	(1,777)	(20,590)

Increase in Shares Outstanding Derived from Institutional Class Transactions	31,599	366,803	8,977	104,903

Investor Class
Shares Sold	2,410	27,232	1,768	21,111
Shares Issued in Reinvestment of Dividends and Distributions	26	306	62	745
Shares Redeemed	(986)	(11,194)	(1,482)	(17,301)

Increase in Shares Outstanding Derived from Investor Class Transactions	1,450	16,344	348	4,555

Increase in Shares Outstanding from Capital Share Transactions	33,049	$383,147	9,325	$109,458

8.	Significant Shareholder Concentration

As of March 31, 2014, one of the Fund’s shareholders owned 16% of net assets in the Institutional Class.

9.	Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements.

26	Causeway Emerging Markets Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. It is important for you to understand the impact of these costs on your investment returns.

Ongoing operating expenses are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates the Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that the Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare the Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical result for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT the Fund’s actual return — the account values shown may not apply to your specific investment.

Causeway Emerging Markets Fund	27

DISCLOSURE OF FUND EXPENSES (Unaudited)

(concluded)

	Beginning Account Value 10/01/13	Ending Account Value 3/31/14	Annualized Expense Ratios	Expenses Paid During Period*
Causeway Emerging Markets Fund

Actual Portfolio Return
Institutional Class	$1,000.00	$1,013.80	1.16%	$5.82

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,019.15	1.16%	$5.84
Causeway Emerging Markets Fund

Actual Portfolio Return
Investor Class	$1,000.00	$1,012.20	1.41%	$7.07

Hypothetical 5% Return
Investor Class	$1,000.00	$1,017.90	1.41%	$7.09

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

28	Causeway Emerging Markets Fund

INVESTMENT ADVISER:

Causeway Capital Management LLC

11111 Santa Monica Boulevard

15th Floor

Los Angeles, CA 90025

DISTRIBUTOR:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

TO OBTAIN MORE INFORMATION:

Call 1-866-947-7000 or visit us online at www.causewayfunds.com

This material must be preceded or accompanied by a current prospectus.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-947-7000; and (ii) on the Commission’s website at http://www. sec.gov.

CCM-SA-004-0600

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

See Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the registrant’s procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) Separate certifications for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Causeway Capital Management Trust

By	/s/ Turner Swan
Turner Swan, President

Date: June 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Turner Swan
Turner Swan, President

Date: June 6, 2014

By	/s/ James F Volk
James F Volk, Treasurer

Date: June 6, 2014